ADVISORSHARES VICE ETF

Schedule of Investments

September 30, 2024 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 96.8%

Agriculture – 17.6%
British American Tobacco PLC (United Kingdom)(a)	9,218	$337,195
Turning Point Brands, Inc.	13,569	585,502
Vector Group Ltd.	23,138	345,219
Total Agriculture		1,267,916

Auto Manufacturers – 4.6%
Ferrari NV (Italy)	704	330,957

Beverages – 11.8%
Boston Beer Co., Inc. (The), Class A(b)	854	246,926
Duckhorn Portfolio, Inc. (The)(b)	14,504	84,268
MGP Ingredients, Inc.	3,005	250,166
Molson Coors Beverage Co., Class B	4,678	269,079
Total Beverages		850,439

Entertainment – 17.2%
Accel Entertainment, Inc.(b)	28,770	334,308
International Game Technology PLC	12,856	273,833
Light & Wonder, Inc.(b)	3,077	279,176
Monarch Casino & Resort, Inc.	4,420	350,373
Total Entertainment		1,237,690

Internet – 6.3%
Bilibili, Inc. (China)(a)(b)(c)	19,348	452,356

Lodging – 8.4%
Boyd Gaming Corp.	5,278	341,223
MGM Resorts International(b)	6,712	262,372
Total Lodging		603,595

REITS – 7.9%
Gaming and Leisure Properties, Inc.	5,443	280,042
VICI Properties, Inc.	8,650	288,132
Total REITS		568,174

Retail – 13.8%
El Pollo Loco Holdings, Inc.(b)	24,914	341,322
Texas Roadhouse, Inc.	1,924	339,778
Wingstop, Inc.	747	310,812
Total Retail		991,912

Semiconductors – 4.9%
NVIDIA Corp.	2,876	349,261

Software – 4.3%
Electronic Arts, Inc.	2,138	306,675

Total Common Stocks (Cost $5,889,794)		6,958,975

MONEY MARKET FUNDS – 10.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.89%(d)	275,884	275,884
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.88%(d)(e)	443,688	443,688
Investments	Shares	Value
MONEY MARKET FUNDS (continued)

Total Money Market Funds (Cost $719,573)		$719,572

Total Investments – 106.8% (Cost $6,609,367)		7,678,547
Liabilities in Excess of Other Assets – (6.8%)		(492,629)
Net Assets – 100.0%		$7,185,918

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

(a)	American Depositary Receipt.
(b)	Non-income producing security.
(c)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $443,308; the aggregate market value of the collateral held by the fund is $443,688.
(d)	Rate shown reflects the 7-day yield as of September 30, 2024.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES VICE ETF

Schedule of Investments (continued)

September 30, 2024 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2024, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,958,975	$–	$–	$6,958,975
Money Market Funds	719,572	–	–	719,572
Total	$7,678,547	$–	$–	$7,678,547

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	17.6%
Auto Manufacturers	4.6
Beverages	11.8
Entertainment	17.2
Internet	6.3
Lodging	8.4
REITS	7.9
Retail	13.8
Semiconductors	4.9
Software	4.3
Money Market Funds	10.0
Total Investments	106.8
Liabilities in Excess of Other Assets	(6.8)
Net Assets	100.0%